Exhibit 10.51

[INCLUDE ON RMB LETTERHEAD]

To:	NET1 APPLIED TECHNOLOGIES SOUTH AFRICA PROPRIETARY LIMITED
Sixth Floor
President Place
Corner of Jan Smuts Avenue and Bolton Road
Rosebank, 2196

	Email:	hermank@net1.com
	Attention:	Herman Kotze

From:	FIRSTRAND BANK LIMITED (ACTING THROUGH ITS RAND MERCHANT
BANK DIVISION) (in its capacity as Facility Agent under the CTA (defined below))

28 February, 2017

Dear Sirs,

NET1 APPLIED TECHNOLOGIES SOUTH AFRICA PROPRIETARY LIMITED
SENIOR TERM LOAN FACILITIES

1.	BACKGROUND

1.1	We refer to:

1.1.1

the common terms agreement dated on or about 20 October, 2016 between, amongst others, Net1 Applied Technologies South Africa Proprietary Limited (the Company) and FirstRand Bank Limited (acting through its Rand Merchant Bank division) (as original senior lender, mandated lead arranger and the facility agent) as amended by an amendment letter dated 15 November, 2016 (the CTA); and

1.1.2	the Senior Facility Agreements (together with the CTA, the Relevant Finance Documents).

1.2	This letter is supplemental to and amends the Relevant Finance Documents pursuant to clause 37 (Amendments and waivers) of the CTA.

1.3

Pursuant to the Intercreditor Agreement, the Majority Lenders have consented to the amendments to the Relevant Finance Documents contemplated by this letter. Accordingly, we are authorised to execute this letter on behalf of the Finance Parties.

2.	INTERPRETATION

2.1	Capitalised terms defined in the CTA have the same meaning when used in this letter unless expressly defined in this letter.

2.2

The provisions of clause 1.3 (Construction) of the CTA apply to this letter as though they were set out in full in this letter except that references to the CTA are to be construed as references to this letter.

2.3	In this letter, Effective Date means the date on which the Facility Agent notifies the Company that it has received a copy of this letter countersigned by each Obligor.

3.	AMENDMENTS

3.1	Each Relevant Finance Document will be amended on and with effect from the Effective Date in accordance with paragraph 3.2 below.

3.2	The CTA will be amended as follows:

3.2.1	clause 1.1.14 (Definitions) of the CTA will be deleted in its entirety and replaced with the following new clause 1.1.14:

"1.1.14	Bank Guarantee Expiry Date means 31 May, 2017;"

3.2.2	clause 1.1.67 (Definitions) of the CTA will be deleted in its entirety and replaced with the following new clause 1.1.67:

"1.1.67	Longstop Date means 31 May, 2017;"

3.2.3	the date in clause 1.2.7(a) (Financial definitions) of the CTA will be deleted in its entirety and replaced with the date: "30 June, 2017";

3.2.4	Schedule 6 (Form of Bank Guarantee) of the CTA will be deleted in its entirety and replaced with the new Schedule 6 (Form of Bank Guarantee) set out in Appendix 1 to this letter.

3.3	The Senior Facility A Agreement will be amended as follows:

3.3.1	clause 1.1.7 (Definitions) of the Senior Facility A Agreement will be deleted in its entirety and replaced with the following new clause 1.1.7:

"1.1.7	Final Maturity Date means the date falling on the second anniversary of the Loan Disbursement Date;"

3.3.2	the following new clause 1.1.9A is to be inserted:

"1.1.9A	Loan Disbursement Date means the date on which a Senior Facility A Loan is disbursed by the Senior Facility A Lenders following a claim under a Bank Guarantee;"

3.3.3	clause 1.1.13 (Definitions) of the Senior Facility A Agreement will be deleted in its entirety and replaced with the following new clause 1.1.13:

"1.1.13

Repayment Schedule means the schedule of Repayment Instalments set out in Schedule 1 (Repayment Schedule), as initially inserted into this Agreement in accordance with Clause 6.1 and thereafter as replaced from time to time pursuant to Clause 6.2;

3.3.4	clause 6.1 (Repayment) will be deleted in its entirety and replaced with the following new clause 6.1:

"6.1

The Borrower shall repay the Senior Facility A Loan in full in eight consecutive equal instalments (each a Repayment Instalment) commencing on the date falling three Months after the Loan Disbursement Date and thereafter at the end of each subsequent three Month period up to and including the Final Maturity Date (each a Repayment Date). The Facility Agent shall, as soon as reasonably possible following the Loan Disbursement Date, calculate the amount of the Repayment Instalments and include the Repayment Dates and corresponding Repayment Instalments in a Repayment Schedule to be inserted, by notice to the Borrower, into this Agreement as Schedule 1 (Repayment Schedule)."

3.3.5	the table in Schedule 1 (Repayment Schedule) will be deleted and replaced with the following wording:

"[To be included at the appropriate time pursuant to Clause 6.1 (Repayment)]"

3.4	The Senior Facility B Agreement will be amended as follows:

3.4.1	clause 1.1.7 (Definitions) of the Senior Facility B Agreement will be deleted in its entirety and replaced with the following new clause 1.1.7:

"1.1.7	Final Maturity Date means the date falling on the second anniversary of the Loan Disbursement Date;"

3.4.2	the following new clause 1.1.10A is to be inserted:

"1.1.10A	Loan Disbursement Date means the date on which a Senior Facility B Loan is disbursed by the Senior Facility B Lenders following a claim under a Bank Guarantee;"

3.4.3	clause 1.1.13 (Definitions) of the Senior Facility B Agreement will be deleted in its entirety and replaced with the following new clause 1.1.13:

"1.1.13

Repayment Schedule means the schedule of Repayment Instalments set out in Schedule 1 (Repayment Schedule), as initially inserted into this Agreement in accordance with Clause 6.1 and thereafter as replaced from time to time pursuant to Clause 6.2;

3.4.4	clause 6.1 (Repayment) will be deleted in its entirety and replaced with the following new clause 6.1:

"6.1

The Borrower shall repay the Senior Facility B Loan in full in eight consecutive equal instalments (each a Repayment Instalment) commencing on the date falling three Months after the Loan Disbursement Date and thereafter at the end of each subsequent three Month period up to and including the Final Maturity Date (each a Repayment Date). The Facility Agent shall, as soon as reasonably possible following the Loan Disbursement Date, calculate the amount of the Repayment Instalments and include the Repayment Dates and corresponding Repayment Instalments in a Repayment Schedule to be inserted, by notice to the Borrower, into this Agreement as Schedule 1 (Repayment Schedule)."

3.4.5	the table in Schedule 1 (Repayment Schedule) will be deleted and replaced with the following wording:

"[To be included at the appropriate time pursuant to Clause 6.1 (Repayment)]"

3.5	The Senior Facility C Agreement will be amended as follows:

3.5.1	clause 1.1.7 (Definitions) of the Senior Facility C Agreement will be deleted in its entirety and replaced with the following new clause 1.1.7:

"1.1.7	Final Maturity Date means the same date that is determined as the Final Maturity Date under (and as defined in) Senior Facility A Agreement;"

4.	REPRESENTATIONS

Each Obligor confirms to each Finance Party that on the date of this letter and on the Effective Date, all the representations and warranties set out in clause 22 of the CTA:

4.1	are true; and

4.2	would also be true if references to the CTA were construed as references to the CTA as amended by this letter.

Each representation and warranty is applied to the circumstances existing at the time the representation and warranty is made.

5.	GUARANTEE AND SECURITY CONFIRMATION

5.1

Each Guarantor confirms that, notwithstanding the amendments to the Relevant Finance Documents effected by this letter, the guarantee and indemnity given under the CTA continues in full force and effect and extends to, and operates as an effective unconditional guarantee of all present and future obligations and liabilities of each Obligor under the Finance Documents.

5.2

Each Obligor confirms that, notwithstanding the amendments to the Relevant Finance Documents effected by this letter, the liabilities and obligations arising under the CTA, as amended, shall form part of (but not be limited to) the Security created under the Security Agreements to which that Obligor is party to secure any obligation of any Obligor to a Finance Party under the Finance Documents.

6.	MISCELLANEOUS

6.1	This letter is a Finance Document.

6.2	From the Effective Date, each Relevant Finance Document and this letter will be read and construed as one document.

6.3

Except as expressly otherwise provided in this letter, no amendment, variation or change is made to any Finance Document and all the Finance Documents remain in full force and effect in accordance with their terms.

6.4

Except to the extent expressly waived in this letter, no waiver of any provision of any Finance Document is given by the terms of this letter and the Finance Parties expressly reserve all their rights and remedies in respect of any breach of, or other Default under, the Finance Documents.

7.	COUNTERPARTS

This letter may be executed in any number of counterparts, each of which when executed shall constitute a duplicate original, but all the counterparts together shall constitute one letter. Delivery of an executed scanned counterpart of a signature page of this letter by e-mail shall be effective as delivery of an original executed counterpart hereof.

8.	GOVERNING LAW

This letter is governed by the laws of South Africa.

If you agree to the above, please sign where indicated below.

Yours sincerely,

FIRSTRAND BANK LIMITED (ACTING THROUGH ITS RAND MERCHANT BANK DIVISION)
(in its capacity as Facility Agent)

By:

/s/ Niel van Zyl	/s/ Ziyaad Manie
Name: Niel van Zyl	Name: Ziyaad Manie
Date: February 28, 2017	Date: February 28, 2017

We agree to the above.

NET1 APPLIED TECHNOLOGIES SOUTH AFRICA PROPRIETARY LIMITED
By:

/s/ Herman G. Kotzé

(who warrants his authority)

Name: Herman G. Kotzé

Date: February 28, 2017

NET1 UEPS TECHNOLOGIES, INC
By:

/s/ Herman G. Kotzé

(who warrants his authority)

Name: Herman G. Kotzé

Date: February 28, 2017

CASH PAYMASTER SERVICES PROPRIETARY LIMITED
By:

/s/ Herman G. Kotzé

(who warrants his authority)

Name: Herman G. Kotzé

Date: February 28, 2017

EASYPAY PROPRIETARY LIMITED
By:

/s/ Herman G. Kotzé

(who warrants his authority)

Name: Herman G. Kotzé

Date: February 28, 2017

MANJE MOBILE ELECTRONIC PAYMENT SERVICES PROPRIETARY LIMITED
By:

/s/ Herman G. Kotzé

(who warrants his authority)

Name: Herman G. Kotzé

Date: February 28, 2017

MONEYLINE FINANCIAL SERVICES PROPRIETARY LIMITED
By:

/s/ Herman G. Kotzé

(who warrants his authority)

Name: Herman G. Kotzé

Date: February 28, 2017

NET1 FIHRST HOLDINGS PROPRIETARY LIMITED
By:

/s/ Herman G. Kotzé

(who warrants his authority)

Name: Herman G. Kotzé

Date: February 28, 2017

NET1 FINANCE HOLDINGS PROPRIETARY LIMITED
By:

/s/ Herman G. Kotzé

(who warrants his authority)

Name: Herman G. Kotzé

Date: February 28, 2017

NET1 MOBILE SOLUTIONS PROPRIETARY LIMITED
By:

/s/ Herman G. Kotzé

(who warrants his authority)

Name: Herman G. Kotzé

Date: February 28, 2017

NET1 UNIVERSAL ELECTRONIC TECHNOLOGICAL SOLUTIONS PROPRIETARY
LIMITED
By:

/s/ Herman G. Kotzé

(who warrants his authority)

Name: Herman G. Kotzé

Date: February 28, 2017

PRISM HOLDINGS PROPRIETARY LIMITED
By:

/s/ Herman G. Kotzé

(who warrants his authority)

Name: Herman G. Kotzé

Date: February 28, 2017

PRISM PAYMENT TECHNOLOGIES PROPRIETARY LIMITED
By:

/s/ Herman G. Kotzé

(who warrants his authority)

Name: Herman G. Kotzé

Date: February 28, 2017

RMT SYSTEMS PROPRIETARY LIMITED
By:

/s/ Herman G. Kotzé

(who warrants his authority)

Name: Herman G. Kotzé

Date: February 28, 2017

APPENDIX 1

FORM OF GUARANTEE